Exhibit 99.2 Q4 2023 earnings call February 22, 2024

Important note for investors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words anticipate , believe , could , estimate , expect , intend , may , plan , “outlook”, predict , project , “should”, “strategy”, “target”, will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Such forward-looking statements, including projections related to operating earnings (non-GAAP) and dividends, are subject to various risks and uncertainties. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: the direct and indirect impacts of implementing recommendations resulting from the business review announced in November 2022; unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; extraordinary external events, such as the pandemic health event resulting from COVID-19; federal, state and local legislative and regulatory developments; changes to regulated rates collected by Dominion Energy; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; the inability to complete planned construction projects within time frames initially anticipated; risks and uncertainties that may impact the ability to develop and construct the Coastal Virginia Offshore Wind (CVOW) Commercial Project within the currently proposed timeline, or at all, and consistent with current cost estimates along with the ability to recover such costs from customers; changes to federal, state and local environmental laws and regulations, including those related to climate change; cost of environmental strategy and compliance, including cost related to climate change; changes in implementation and enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; changes in operating, maintenance and construction costs; additional competition in Dominion Energy’s industries; changes in demand for Dominion Energy’s services; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; the expected timing and likelihood of the completion of the proposed sales of The East Ohio Gas Company, Public Service Company of North Carolina, Incorporated, Questar Gas Company, and Wexpro Company, and their consolidated subsidiaries and related entities, as applicable, including the ability to obtain the requisite regulatory approvals and the terms and conditions of such approvals; the expected timing and likelihood of the completion of the proposed sale of a 50% noncontrolling interest in the CVOW Commercial Project, including the ability to obtain the requisite regulatory approvals and the terms and conditions of such approvals; adverse outcomes in litigation matters or regulatory proceedings; fluctuations in interest rates; the effectiveness to which existing economic hedging instruments mitigate fluctuations in currency exchange rates of the Euro and Danish Krone associated with certain fixed price contracts for the major offshore construction and equipment components of the CVOW Commercial Project; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; and capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission. The information in this presentation was prepared as of February 22, 2024. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers to sell or solicitations of offers to buy securities will be made in accordance with the requirements of the Securities Act of 1933, as amended. This presentation has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this document may change in the future as we continue to try to meet the needs of security analysts and investors. This document is not intended for use in connection with any sale, offer to sell or solicitation of any offer to buy securities. This presentation includes certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). In providing estimates related to or of operating earnings per share (non-GAAP) and FFO to debt (non-GAAP), the company notes that there could be differences between such non-GAAP financial measures and the GAAP equivalents of reported net income per share, reported net income, and reported net cash provided by operating activities and reported long-term debt, short-term debt and securities due within one year, respectively. Reconciliation of such non-GAAP measures to applicable GAAP measures are not provided, because the company cannot, without unreasonable effort, estimate or predict with certainty various components of net income, net cash provided by operating activities, long-term debt, short-term debt or securities due within one year. Please continue to regularly check Dominion Energy’s website at http://investors.dominionenergy.com/. 2

Dominion Energy Business review update: Announced agreement to sell 50% noncontrolling interest in CVOW Transaction consistent with the previously outlined commitments & priorities of the business review ✓ Competitive process attracted high-quality interest resulting in a compelling partner ▪ Stonepeak is one of the world’s largest infrastructure investors with over $61B in assets under management and an extensive track record of investment in large and complex energy infrastructure projects including offshore wind ✓ Attractive transaction structure ▪ Dominion Energy will retain full operational control of the construction and operations of CVOW and expects to consolidate the partnership under GAAP; Stonepeak will have customary minority interest rights ✓ Establishes robust cost sharing including meaningful protection from any unforeseen project cost increases ▪ Mandatory capital contributions up to $11.3B project cost, on a 50/50 pro rata basis ▪ Represents 50/50 cost sharing up to: ▪ ~15%, or nearly $1.5B, higher than the project’s current budget (incl. contingency¹) of $9.8B ▪ ~20%, or nearly $2.0B, higher than the project’s current pre-contingency budget¹ of ~$9.45B ▪ Additional sharing of project construction costs, if any, between $11.3B and $13.7B ▪ Stonepeak will have the option to share in project costs through a gradually increasing spectrum of dilution to Dominion Energy’s share of project ownership ¹ Current project budget of $9.8B includes $351M of unused contingency 9

Dominion Energy Business review update: Announced agreement to sell 50% noncontrolling interest in CVOW Illustrative examples at select project costs: Assumes partner funds beyond mandatory capital calls ($11.3B+) Construction budget: $9.8B $10.3B $10.8B $11.3B $11.8B $12.7B $13.7B DEV cumulative funding % 50% 51% 51% 51% 52% 54% 56% DEV ownership % 50% 50% 50% 50% 50% 50% 50% Partner cumulative funding % 50% 49% 49% 49% 48% 46% 44% Partner ownership % 50% 50% 50% 50% 50% 50% 50% Illustrative examples at select project costs: Assumes partner does not fund beyond mandatory capital calls ($11.3B+) Construction budget: $9.8B $10.3B $10.8B $11.3B $11.8B $12.7B $13.7B DEV cumulative funding % 50% 51% 51% 51% 53% 57% 60% DEV ownership % 50% 50% 50% 50% 52% 54% 56% Partner cumulative funding % 50% 49% 49% 49% 47% 43% 40% Partner ownership % 50% 50% 50% 50% 48% 46% 44% Note: Includes withholding adjustments as described on slide 11 10

Dominion Energy Business review update: Announced agreement to sell 50% noncontrolling interest in CVOW Purchase price Final construction cost: $9.8B $10.3B $11.3B ▪ At closing, Stonepeak will A make a cash payment to 50% of est. project costs at closing (YE 2024) $3.0B $3.0B $3.0B Dominion Energy to (-) initial withholding (145M) (145M) (145M) reimburse 50% of the capital Est. proceeds to DEV at closing (YE 2024) ~$2.9B ~$2.9B ~$2.9B A spent to date less $145M B (+) 50% of capital calls (during construction) 1.9B 2.2B 2.7B B ▪ Thereafter, Stonepeak will C (+) Payment of initial withholding (at COD)² 100M 75M 0M fund their pro rata share of capital calls during Total proceeds to DEV (closing through COD) ~$4.9B ~$5.1B ~$5.5B construction as per Total proceeds / 50% of final construction cost 0.99x 0.99x 0.97x agreement¹ Expect transaction to close by the end of 2024: Transaction requires C ▪ At commercial operation, approvals from VA SCC and NCUC, as well as certain consents from the BOEM Stonepeak will make a final and other regulatory agencies payment to Dominion Energy, the amount of which will depend on the final construction cost of CVOW ¹ See appendix slide 23 11 ² Payment interpolates between $9.8B – $10.3B and $10.3B – $11.3B per terms of the transaction agreement

Dominion Energy Business review update: Announced agreement to sell 50% noncontrolling interest in CVOW Transaction achieves key objectives ✓ Attractive, well-capitalized, and high-quality partner ✓ Robust cost sharing reduces risk and provides meaningful protection from any unforeseen cost increases ✓ Improves quantitative & qualitative business risk profile via highly credit positive partnership ▪ Improved credit profile, reduced project concentration risk and lowered financing needs during construction ▪ Transaction is expected to improve the company’s 2024E consolidated FFO to debt by 1.0%¹ ▪ 100% of initial proceeds (~$3B) will be used to reduce parent-level debt ▪ Reviewed transaction with credit rating agencies in advance of signing ▪ We expect the transaction to be viewed as credit positive ¹ Illustratively based on current Wall Street consensus estimates of consolidated FFO for 2024. CVOW estimated 2024 FFO of $155M (100% ownership) 12

Dominion Energy Business review update: Announced agreement to sell 50% noncontrolling interest in CVOW Pro rata cost and risk sharing at illustrative project cost levels Construction Regulatory CVOW partnership DEV funding of DEV ownership of Partner funding of Partner ownership of budget recovery¹ capital calls capital calls CVOW partnership capital calls CVOW partnership Up to ~$9.8B 100% Mandatory 50% 50% 50% 50% $9.8B – $10.3B 100% Mandatory 50% 50% 50% 50% $10.3B – $11.3B 50% Mandatory 50% 50% 50% 50% $11.3B – $11.8B 0% Non-mandatory 67% 50% 33% 50% $11.8B – $12.7B 0% Non-mandatory 75% 50% 25% 50% $12.7B – $13.7B 0% Non-mandatory 83% 50% 17% 50% Represents percentage of capital funding applicable to the capital solely within that tier; does not represent cumulative funding levels Note: The ownership percentages within the ownership columns exclude the net initial withholding 23 ¹ Existing cost-sharing thresholds per the settlement agreement in DEV’s 2022 petition to the SCC to reconsider the performance guarantee; approved by the SCC in December 2022